Exhibit 99.1

Financing the Growth of Commercial Real Estate Financing the Growth of Commercial Real Estate Realty Finance Trust, Inc. Publicly Registered Non - Traded Real Estate Investment Trust THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY REALTY FINANCE TRUST . No offering is made except by a prospectus filed with the Department of Law of the State of New York . Neither the Attorney - General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of Realty Finance Trust or confirmed the adequacy or accuracy of the prospectus . Any representation to the contrary is unlawful . All information contained in this material is qualified in its entirety by the terms of the current prospectus . The achievement of any goals is not guaranteed . Note: This program does not own the properties pictured. The properties serve as the underlying collateral for mezzanine loans held by RFT.

Realty Finance Trust, Inc. 2 IMPORTANT INFORMATION Risk Factors Investing in and owning our common stock involves a high degree of risk . See the section entitled “Risk Factors ” in our Form 10 - K filed March 11 , 2016 for a discussion of these risks . Forward - Looking Statements Certain statements included in this presentation are forward - looking statements . Those statements include statements regarding the intent, belief or current expectations of Realty Finance Trust and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions . Actual results may differ materially from those contemplated by such forward - looking statements . Further, forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law .

Realty Finance Trust, Inc. 3 RISK FACTORS The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual res ults to differ materially from those presented in our forward - looking statements : □ We have a limited operating history and Realty Finance Advisors, LLC, our affiliated advisor (the "Advisor"), has limited experi enc e operating a public company. This inexperience makes our future performance difficult to predict. □ All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in American Fin anc e Advisors, LLC (our "Advisor") or other entities under common control with AR Global Investments, LLC (the successor business to AR Capital, LL C, "AR Global"), the parent of our sponsor, American Realty Capital VIII, LLC (the "Sponsor"). As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements wit h u s and other investment programs advised by affiliates of AR Global and conflicts in allocating time among these entities and us, which could negativ ely impact our operating results. □ We terminated our primary offering in January 2016 and therefore, absent raising capital from other sources, will have less cash fr om financing activities with which to make investments, repay indebtedness, fund our operations or pay distributions. □ No public trading market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continu e t o be, illiquid. □ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions to our stockholde rs. □ If we and our Advisor are unable to find sufficient suitable investments, then we may not be able to achieve our investment obje cti ves or pay distributions. □ We may be unable to pay or maintain cash distributions or increase distributions over time. Our board of directors may decide th at maintaining cash distributions at current levels is not in our best interests given investment opportunities or for other reasons . □ We are obligated to pay substantial fees to our Advisor and its affiliates. □ We may fail to continue to qualify to be treated as a real estate investment trust ("REIT") for U.S. federal income tax purpo ses . □ We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Ac t") , and thus subject to regulation under the Investment Company Act.

Realty Finance Trust, Inc. 4 Our focus on originating and acquiring commercial real estate debt investments emphasizes the payment of current returns to investors and preservation of invested capital as our primary objectives . We also seek to realize appreciation in the value of our investments. RFT’s advisor has experience in originating, managing and disposing of commercial real estate debt investments similar to RFT’s targeted loans and investments. RFT will seek to: □ Invest in loans expected to be realized within one to ten years; □ Maximize current income; □ L end to creditworthy borrowers; □ L end on properties leased to high - quality tenants; □ Maintain a portfolio of loans secured by core property types and diversified by geographic location, tenancy and borrower; and □ S ource off - market transactions. FOCUSED INVESTMENT STRATEGY

Realty Finance Trust, Inc. 5 5 NEW ESTIMATED PER SHARE NAV Estimated Per Share NAV “On November 4, 2015, the board of directors (the “Board”) of Realty Finance Trust, Inc. (the “Company”), upon the recommendations of Realty Finance Advisors, LLC (the “Advisor”) and the Conflicts Committee (defined below), unanimously approved and established an estimated net asset value (“NAV”) per share of the Company’s common stock of $25.27. The estimated per share NAV is based upon the estimated value of the Company’s assets less the Company’s liabilities as of September 30, 2015 (the “Valuation Date”). This valuation was performed in accordance with the provisions of Practice Guideline 2013 - 01, Valuations of Publicly Registered Non - Listed REITs, issued by the Investment Program Association in April 2013 (the “IPA Valuation Guidelines”). The Company believes that there have been no material changes between the Valuation Date and the date of this filing that would impact the estimated per share NAV .” On August 5, 2015, the Board unanimously approved the formation of a conflicts committee (the “Conflicts Committee”) of the Board, composed solely of all of the Company’s independent directors. The Board delegated to the Conflicts Committee the responsibility for the oversight of the valuation process of the Company’s per share NAV in accordance with the valuation guidelines previously adopted by the Board. Pursuant to the Company’s valuation guidelines, the Advisor, under the oversight of the Conflicts Committee, is responsible for calculating the Company’s per share NAV, taking into consideration the valuations of the Company’s assets by an independent valuer , as necessary .” From Realty Finance Trust 8 - K Filed November 10, 2015

Realty Finance Trust, Inc. 6 6 Strong Demand for Mortgage Loans Improving Real Estate Fundamentals Limited Lender Supply of Mortgage Capital INDUSTRY TRENDS Commercial Real Estate Mortgage Debt Maturities U.S. CMBS Issuance (Data as of 9/30/15) Charge - Off Rates on CRE Loans at Commercial Banks Note: □ CRE loan losses have averaged 0.65% over 24.5 years. □ Losses are low when lending at the correct time in the cycle. Quarterly Loss Rate Year and Quarter Favorable conditions for entering market 0 0.5 1 1.5 2 2.5 3 3.5 $357 $393 $315 $310 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 2016 2017 2018 2019 ($ billions) $ 1.4 Trillion 0 50 100 150 200 250 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q3 2015 ($ in billions

Realty Finance Trust, Inc. 7 7 Asset Type Geographic Location Rate Type Portfolio as of December 31, 2015. PORTFOLIO DIVERSIFICATION Fixed 7.7% Floating 92.3% Office 25.8% Hospitality 20.9% Multifamily 24.2% Industrial 4.3% Retail 13.8% Mixed Use 11.0% New England 3.2% Mideast 16.4% Great Lakes 19.5% Plains 5.5% Southeast 18.4% Southwest 16.4% Rocky Mountain 7.1% Far West 14.3%

Realty Finance Trust, Inc. 8 Summary Number of Investments 93 Carrying Value of Commercial Mortgage Loans $1,125.1 Fair Value of Real Estate Securities (CMBS) 130.7 Total Real Estate Assets $1,255.8 Current Future Funding 138.3 Total Committed Balance $1,394.1 Total Real Estate Assets $1,255.8 Total Portfolio Leverage (610.7) Total Invested Equity $645.1 Leverage as a % of Total Real Estate Assets (3) 48.6% Wtd Avg LTV Ratio (at Origination ) (1) 73.0% Weighted Average Coupon (1),(2) 6.3% Weighted Average Life (1) 2.7 Years (1) Excluding CMBS investments (2) Weighted by Position Balance, not Equity Amount (3) Ratio is Total Portfolio Leverage divided by Total Real Estate Assets Portfolio Growth 2014 2015 ($ in millions) Q3 Q4 Q1 Q2 Q3 Q4 Senior $126.2 $250.1 $342.9 $538.7 $657.8 $894.1 Mezzanine 171.9 191.9 206.9 244.2 271.9 221.0 Subordinated 15.4 15.5 10.0 10.0 10.0 10.0 Total Loans 313.5 457.5 559.8 792.9 $939.7 $1,125.1 CMBS $38.6 $50.2 $58.4 $93.2 $101.0 $130.7 Total Portfolio $352.1 $507.7 $618.1 $886.1 $1,040.7 $1,255.8 Figures in millions where applicable. Portfolio as of December 31, 2015. FINANCIAL PERFORMANCE

Realty Finance Trust, Inc. 9 □ We continue to build a diversified portfolio of commercial real estate (CRE) debt investments □ Our origination strategy is focused on senior and mezzanine CRE loans throughout the country □ Obtaining a fully levered portfolio to maximize the earnings potential of our capital is our goal . To accomplish this we will : - Maximize the use of our current warehouse facilities - Seek to secure additional financing lines to grow the portfolio - Evaluate the opportunity to execute a second Collateralized Loan Obligation (CLO) STRATEGIC INITIATIVES

Financing the Growth of Commercial Real Estate www.RealtyFinanceTrust.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com